UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2019

Herbalife Nutrition Ltd.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands		KY1-1106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2019, Herbalife Nutrition Ltd. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended September 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Transition

On October 23, 2019, the Company’s Board of Directors (the “Board”) appointed Dr. John Agwunobi, currently Co-President and Chief Health and Nutrition Officer, as Chief Executive Officer of the Company, and John DeSimone, currently Co-President and Chief Strategic Officer, as President of the Company. Both appointments will be effective March 30, 2020 (the “Effective Date”).

Dr. Agwunobi will be succeeding Michael Johnson, who will step down as Chief Executive Officer of the Company as of the Effective Date, but will continue to serve as Chairman of the Board.

Dr. Agwunobi, 55, has served as the Company’s Chief Health and Nutrition Officer since February 2016, and assumed the additional role of Co-President in February 2018. Prior to joining the Company, Dr. Agwunobi advised a number of privately-held health-related companies and, from September 2007 to April 2014, served as Senior Vice President and President, Health and Wellness for Walmart Stores, Inc.  From December 2005 to September 2007, he served as the Assistant Secretary of Health for the U.S. Department of Health and Human Services, where he was responsible for disease prevention and health promotion.  From December 2014 to June 2019, Dr. Agwunobi served on the board of directors of Magellan Health Services, Inc., a publicly-traded managed health care company. He is also currently a director at the U.S. African Development Foundation, and at bluebird bio, a publicly-traded biotechnology company, where he is also a member of its nominating and corporate governance committee.

Mr. DeSimone, 53, has served as the Company’s Co-President and Chief Strategy Officer since February 2016, and as the Company’s Chief Financial Officer from December 2009 to February 2018. Prior to his appointment as Chief Financial Officer, Mr. DeSimone served as the Company’s Senior Vice President, Finance and Distributor Operations since January 2009 and the Company’s Senior Vice President, Corporate Financial Planning and Analysis since October 2007.

Employment Agreement with Dr. Agwunobi

In connection with this transition, Dr. Agwunobi, the Company and Herbalife International of America, Inc. (“Herbalife International”) entered into a new employment agreement, dated October 23, 2019 (the “CEO Employment Agreement”), reflecting his new position.  The payments and benefits to which Dr. Agwunobi is entitled under the CEO Employment Agreement include (i) annual base salary of $900,000, (ii) eligibility for an annual bonus targeted at 115% of base salary, (iii) participation in the Company’s long-term incentive plan, with the size, form, and timing of grants, if any, subject to the approval of the Board’s Compensation Committee (the “Compensation Committee”) and (iv) following the Effective Date, an equity incentive award for 2020 having a grant date fair value equal to $3,500,000, of which 75% will be granted in the form of performance-based stock units (with performance criteria previously approved by the Compensation Committee) and 25% will be granted in the form of time-based stock units.  Additionally, Dr. Agwunobi will continue to participate in the Herbalife International of America, Inc. Executive Officer Severance Plan (the “Severance Plan”) in accordance with the terms and conditions thereof (as described below).

Employment Agreement with Mr. DeSimone

In connection with this transition, Mr. DeSimone, the Company and Herbalife International entered into a new employment agreement, dated October 23, 2019 (the “President Employment Agreement”), reflecting his new position.  The payments and benefits to which Mr. DeSimone is entitled under the President Employment Agreement include (i) annual base salary of $695,000, (ii) eligibility for an annual bonus targeted at 80% of base salary, (iii) participation in the Company’s long-term incentive plan, with the size, form, and timing of grants, if any, subject to the approval of the Compensation Committee and (iv) following the Effective Date, an equity incentive award for 2020 having a grant date fair value equal to $2,250,000, of which 75% will be granted in the form of performance-based stock units (with performance criteria previously approved by the Compensation Committee) and 25% will be granted in the form of time-based stock units.  Additionally, from and after the Effective Date, Mr. DeSimone will participate in the Severance Plan in accordance with the terms and conditions thereof (as described below). Prior to the Effective Date, Mr. DeSimone will be eligible to receive severance compensation on the same terms and conditions as set forth in his employment agreement as currently in effect, which employment agreement will terminate and be of no further force or effect from and after the Effective Date.

Severance Plan

Under the Severance Plan, in the event an executive’s employment is terminated by Herbalife International without “Cause” (as defined in the Severance Plan), other than in connection with the executive’s death or disability, or by the executive for “Good Reason” (as defined in the Severance Plan), the executive will be entitled to: (i) all accrued obligations, (ii) a lump sum severance payment equal to a multiple of the executive’s annualized base salary (2.0x for the Chief Executive Officer, reduced to 1.5x after five years of participation in the Severance Plan, and 1.0x for the President), payable on the 60th day following the date of termination, and (iii) a payment of a pro-rata annual cash bonus payment for the fiscal year in which the date of termination occurs (based on the actual performance of Herbalife International over the entire year and the number of days worked by the executive in such year), payable at the same time as bonuses are paid to executives generally for such year. Payment of the severance payments is subject to and conditioned upon the execution of a general release in favor of the Company and additional requirements set forth in the Severance Plan.

Neither Dr. Agwunobi nor Mr. DeSimone is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on October 29, 2019, regarding this transition is attached as Exhibit 99.2 to this current report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Herbalife Nutrition Ltd. on October 29, 2019.

99.2	Press Release issued by Herbalife Nutrition Ltd. on October 29, 2019.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on October 29, 2019 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

October 29, 2019	By:	/s/ Henry C. Wang
		Name:	Henry C. Wang
		Title:	EVP, General Counsel and Corporate Secretary